SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                                   SICOR INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-18549                33-0176647
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

                       19 Hughes, Irvine, California 92618
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 455-4700


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ITEM 7 Financial Statements and Exhibits.

      (c) Exhibits.

      99.1 Press release of SICOR Inc. dated April 24, 2003

ITEM 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

      On April 24, 2003, SICOR Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1 to this Form 8-K.

      The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216.

      The information in this Current Report and attached Exhibit are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report and attached Exhibit shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: April 24, 2003

                                       SICOR INC.

                                       By        /s/ Jack E. Stover
                                          -------------------------------------
                                                     Jack E. Stover
                                            Executive Vice President, Finance,
                                          Chief Financial Officer and Treasurer


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                                INDEX TO EXHIBITS

Exhibit
Number      Exhibit
-------     -------

99.1        Press release of SICOR Inc. dated April 24, 2003


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